EAST COAST VENTURE CAPITAL, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                            SEE REVERSE FOR CERTAIN DEFINITIONS
                                                  CUSIP 271795 106



THIS
CERTIFIES
that
is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE $.01 PAR VALUE COMMON STOCK OF

                        East Coast Venture Capital, Inc.

transferable only on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this certificate, by acceptance hereof, assents.

         IN WITNESS WHEREOF, the corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:                                                 By


By

----------------------                                 ----------------------
PRESIDENT                                              SECRETARY


                        East Coast Venture Capital, Inc.
                                    Corporate
                                      SEAL
                                  DELAWARE 1998

                        EAST COAST VENTURE CAPITAL, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT - _____ Custodian _______
                                                     (Cust)          (Minor)

TEN ENT - as tenants by the entireties              under Uniform Gifts to Minor
                                                    Act _______________________
JT TEN - as joint tenants with right of                        (State)
survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

         Please insert social security or other
         identifying number of assignee
         --------------------

--------------------------------------------------------------------------------
                  (Please Print or Typewrite Name and Address,
                    Including Postal Zip Code, Of Assignee)

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      ----------------------
                                              ----------------------------------
                                              NOTICE:   The  signature  to  this
                                              assignment  must  correspond  with
                                              the name as written  upon the face
                                              of  the   Certificate   in   every
                                              particular,  without alteration or
                                              enlargement    or    any    change
                                              whatever.


Signature(s) Guaranteed:

------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15